UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
March 2, 2010

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification)

870 Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

At the annual meeting of stockholders of Cabot Microelectronics Corporation (the “Company”) held on March 2, 2010, the following proposals were approved:

Proposal I - Election of two directors, each for a term of three years:

	Number of Votes For Election	Number of Votes Withheld
H. Laurance Fuller	19,922,380	107,488
Edward J. Mooney	19,900,236	129,632

In addition to the number of votes cast for and votes withheld in the table above, there were 1,029,846 broker non-votes.

Proposal II - Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2010:

A proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditors for fiscal year 2010 was approved with 20,937,283 shares cast for, 110,043 shares cast against, and 12,388 shares abstaining.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION

Date: March 4, 2010	By:	/s/ WILLIAM S. JOHNSON
William S. Johnson
Vice President and Chief Financial Officer
[Principal Financial Officer]